UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 27, 2003

            Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-106925	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                  None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events1

Attached as Exhibit 23 to this Current Report is the consent of PricewaterhouseCoopers LLP to the use of such firm’s name under the caption “Experts,” and the incorporation by reference of such firm’s reports, dated January 31, 2003, each of which is included or incorporated by reference in MBIA Inc.’s Annual Report on Form 10-K for the year ended December 31, 2002, relating to PricewaterhouseCoopers’ audits of: the consolidated financial statements of MBIA Inc. and Subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002; the consolidated financial statement schedules of MBIA Inc. and Subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002; and the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, in the Prospectus (as defined herein) relating to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-28XS, Mortgage Pass-Through Certificates (the “Certificates”).  The Certificates are offered pursuant to a prospectus supplement, dated August 27, 2003 (the “Prospectus Supplement”), and a prospectus, dated August 26, 2003 (together with the Prospectus Supplement, the “Prospectus”), which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”).  The Certificates are registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-106925) (the “Registration Statement”).

Item 7.

Financial Statements; Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

23.

Consent of Experts and Counsel

1

Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By: /s/ Daniel E. Israeli

      Name:  Daniel E. Israeli

      Title:    Vice President

Dated:  August 27, 2003

EXHIBIT INDEX

Exhibit No.

Description

Page No.

23

Consent of Experts and Counsel

6

Exhibit 23

Consent of Experts and Counsel

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus Supplement of Structured Asset Securities Corporation, relating to Mortgage Pass-Through Certificates, Series 2003-28XS comprising part of the Registration Statement (No. 333-106925) of the Structured Asset Securities Corporation, of our reports, dated January 31, 2003, each of which is included or incorporated by reference in MBIA Inc.’s Annual Report on Form 10-K for the year ended December 31, 2002, relating to our audits of: the consolidated financial statements of MBIA Inc. and Subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002; the consolidated financial statement schedules of MBIA Inc. and Subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002; and, the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002.  We also consent to the reference to our firm under the caption “Experts” in the Prospectus Supplement.

  /s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

New York, New York

August 26, 2003